Summary Prospectus
December 31, 2016
Share Class	Ticker
A	FMUAX
B	FMNBX
C	FMUCX
F	FMUFX
Institutional	FMUIX
Federated Muni and Stock Advantage Fund

A Portfolio of Federated Income Securities Trust

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedInvestors.com/FundInformation. You can also get this information at no cost by calling 1-800-341-7400 or by sending an email request to services@federatedinvestors.com or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund's Prospectus and Statement of Additional Information, both dated December 31, 2016, are incorporated by reference into this Summary Prospectus.

A mutual fund seeking to primarily provide tax-advantaged income, with a secondary objective of capital appreciation, by investing in both tax-exempt (or municipal) securities and equity securities. Thus, the Fund is not entirely a “tax-exempt” or “municipal” fund. Although a portion of the dividends paid by the Fund will consist of exempt-interest dividends that are exempt from regular federal income tax, some distributions will be subject to federal income tax. Additionally, most distributions will be subject to applicable state and local personal income tax.

Not FDIC Insured • May Lose Value • No Bank Guarantee

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Fund Summary Information
Federated Muni and Stock Advantage Fund (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund's primary investment objective is to provide tax-advantaged income with a secondary objective of capital appreciation. The Fund is not entirely a “tax-exempt” or “municipal” fund. Although a portion of the dividends paid by the Fund will consist of exempt-interest dividends that are exempt from regular federal income tax, some distributions will be subject to federal income tax. Additionally, most distributions will be subject to applicable state and local personal income tax.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Class A Shares (A), Class B Shares (B), Class C Shares (C), Class F Shares (F) or Institutional Shares (IS) of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the A class or $1,000,000 in the F class of Federated funds. More information about these and other discounts is available from your financial professional and in the “What Do Shares Cost?” section of the Prospectus on page 21.
Shareholder Fees (fees paid directly from your investment)	A	B	C	F	IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	1.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	5.50%	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None	None
Exchange Fee	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution (12b-1) Fee	0.00%[1]	0.75%	0.75%	None	None
Other Expenses	0.42%	0.42%	0.42%	0.42%	0.17%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.07%	1.82%	1.82%	1.07%	0.82%
Fee Waivers and/or Expense Reimbursements[2]	(0.07)%	(0.07)%	(0.07)%	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.00%	1.75%	1.75%	1.00%	0.75%

1	The Fund has adopted a Distribution (12b-1) Plan for its Class A Shares pursuant to which the A of the Fund may incur or charge a distribution (12b-1) fee of up to a maximum amount of 0.05%. No such fee is currently incurred or charged by the A class of the Fund. The A class of the Fund will not incur such a distribution (12b-1) fee until such time as approved by the Fund's Board of Trustees (“Trustees”).
2	The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses, paid by the Fund, if any) paid by the Fund's A, B, C, F and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 1.00%, 1.75%, 1.75% 1.00% and 0.75%, (the “Fee Limit”) respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A:
Expenses assuming redemption	$653	$872	$1,108	$1,784
Expenses assuming no redemption	$653	$872	$1,108	$1,784
B:
Expenses assuming redemption	$735	$973	$1,185	$1,940
Expenses assuming no redemption	$185	$573	$985	$1,940
C:
Expenses assuming redemption	$285	$573	$985	$2,137
Expenses assuming no redemption	$185	$573	$985	$2,137
F:
Expenses assuming redemption	$308	$537	$684	$1,393
Expenses assuming no redemption	$208	$437	$684	$1,393
IS:
Expenses assuming redemption	$84	$262	$455	$1,014
Expenses assuming no redemption	$84	$262	$455	$1,014

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 55% of the average value of its portfolio.
RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund's Main Investment Strategies?
The Fund invests in a diversified portfolio that is allocated between tax-exempt securities and equity securities. In seeking to provide investors with a high level of tax advantaged income, the Fund will invest at least 50% of its total assets in tax-exempt securities; under current federal tax law, this strategy will enable interest earned on tax-exempt securities to retain its tax-exempt nature when paid to the Fund's shareholders as dividends. The Fund normally will invest most of its remaining assets in domestic and foreign equity securities that the Fund's investment adviser or subadviser (as applicable, “Adviser”) believes will be income producing and pay high dividend yields, with those dividends intended to be eligible for any reduced federal income tax rate that may be available with respect to qualified dividends. Shareholders should note that federal income tax laws with respect to qualified dividends may change, and any applicable reduced income tax rate may change or be eliminated for some or all individual taxpayers.
The Fund intends that the income it receives from the portion of its portfolio invested in tax-exempt securities will be exempt from federal income tax when distributed to shareholders. The Fund will invest primarily in securities whose interest is not subject to (or not a specific preference item for purposes of) the federal alternative minimum income tax for individuals or corporations (AMT). While the Fund may invest in securities of any maturity, at least a majority of the Fund's tax-exempt portfolio will be invested in intermediate (i.e., securities with stated maturities of more than three years but less than 10 years) and/or long-term (i.e., securities with stated maturities of 10 or more years) tax-exempt securities. The allocation between intermediate and long-term securities generally will be driven by the Adviser's assessment of income opportunities, as well as the Adviser's expectations of likely price performance for different maturities along the yield curve. The Fund may invest in tax-exempt securities rated as low as “B” (including modifiers, sub-categories or gradations) by a nationally recognized statistical rating organization (NRSRO), or unrated securities of comparable quality. The presence of a ratings modifier, sub-category or gradation (for example, a (+) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund's investment parameters. Tax-exempt securities rated below “BBB” by an NRSRO, such as Standard and Poor's, are considered noninvestment-grade securities, which are also known as junk bonds. In addition to the other risks described in this Prospectus that are applicable to tax-exempt securities, noninvestment-grade securities are subject to the risks of investing in noninvestment-grade securities as described in the Fund's Prospectus.
Regarding the equity securities portion of the Fund's portfolio, the Fund will invest primarily in income producing, high dividend paying domestic and foreign common stocks and other securities, the dividends from which are intended to be eligible for any reduced federal income tax rate that may be available with respect to qualified dividends. The Fund will focus on value in seeking to select primarily equity securities of mid- to large-capitalization companies that pay dividends, are characterized by sound management, have the ability to finance expected growth and may offer superior total return prospects. The Fund's Adviser's focus on dividend paying securities strives to create an equity portfolio whose income levels are higher than the yield of applicable general market indices, such as the S&P 500 Index.
The securities in which the Fund may principally invest include tax-exempt securities, which may include, for example, general obligation bonds, special revenue bonds, private activity bonds, tax increment financing bonds, municipal leases, zero-coupon securities, inverse floaters, municipal mortgage-backed securities and planned amortization classes (or PACs). Certain of the tax-exempt securities in which the Fund invests may be subject to credit enhancement. The equity securities in which the Fund may principally invest include, for example, common stocks, preferred stocks, foreign securities, American Depositary Receipts (ADRs) and domestically traded securities of foreign issuers. The Fund also may invest principally in convertible securities and securities of other investment companies.
The Fund also may principally invest in derivative contracts (such as, for example, futures contracts, option contracts and swap contracts) and hybrid instruments to implement elements of its investment strategies. For example, the Fund may use derivative contracts or hybrid instruments in an attempt to benefit from changes in the value of the underlying instrument(s), to gain exposure to the municipal bond sector, to increase or decrease the effective duration of the Fund's portfolio or to hedge against potential losses.
The Fund has fundamental investment policies under which the Fund will attempt: (a) to invest its assets so that the income derived from municipal securities (or tax-exempt securities) that it distributes will be exempt from federal income tax (including the AMT), except when investing for “defensive” purposes; and (b) to invest so that dividends received for equity securities will qualify for federal income taxation at the 15% rate. For purposes of this policy, shareholders should note that federal income tax laws with respect to qualified dividends change, and any applicable reduced income tax rate may change or be eliminated for some or all individual taxpayers. For example, taxpayers earning above specified income levels will pay federal income tax rates on qualified dividends above 15%. At least 80% of the Fund's assets will be invested in municipal bonds and equity securities at all times.

What are the Main Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:
■	Tax-Exempt Securities Risk. The amount of public information available about tax-exempt securities is generally less than for corporate equities or bonds. The secondary market for tax-exempt securities also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund's ability to sell its tax-exempt securities at attractive prices. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Fund's investments in tax-exempt securities. Tax-exempt issuers can and have defaulted on obligations, been downgraded or commenced insolvency proceedings. Like other issuers and securities, the likelihood that the credit risk associated with such issuers and such securities will increase is greater during times of economic stress and financial instability.
■	Interest Rate Risk. Prices of fixed-income securities (including tax-exempt securities) generally fall when interest rates rise. The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
■	Issuer Credit Risk. It is possible that interest or principal on securities will not be paid when due. Noninvestment-grade securities generally have a higher default risk than investment-grade securities. Such non-payment or default may reduce the value of the Fund's portfolio holdings, its share price and its performance.
■	Counterparty Credit Risk. A party to a transaction involving the Fund may fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.
■	Liquidity Risk. Certain securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. These features may make it more difficult to sell or buy a security at a favorable price or time. Noninvestment-grade securities generally have less liquidity than investment-grade securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. Over-the-counter derivative contracts generally carry greater liquidity risk than exchange-traded contracts.
■	Tax Risk. In order to be tax-exempt, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. The federal income tax treatment of payments in respect of certain derivative contracts is unclear. Consequently, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes.

■	Leverage Risk. Leverage risk is created when an investment, which includes, for example, a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.
■	Call Risk. The Fund's performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below or above its current market value.
■	Sector Risk. It is possible that a certain sector of the securities market may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business, political or other developments which generally affect that sector.
■	Prepayment Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of municipal mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.
■	Credit Enhancement Risk. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.
■	Risk Associated with Noninvestment-Grade Securities. The Fund may invest a portion of its assets in securities that are below investment-grade quality (which are also known as junk bonds), which may be subject to greater economic, credit and liquidity risks than investment-grade securities.
■	Risk Related to the Economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the markets in which the fund invests and/or the stock market. Economic, political and financial conditions may, from time to time, cause the Fund to experience volatility, illiquidity, shareholder redemptions or other potentially adverse effects. Among other investments, lower-grade bonds may be particularly sensitive to changes in the economy.
■	Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as interest rate, credit, liquidity and leverage risks.
■	Reinvestment Risk. Income from the Fund's tax-exempt security portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed-income securities (including tax-exempt securities) at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the overall return of Shares.
■	Risk of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
■	Risk of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
■	Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience increased volatility with respect to the value of its Shares and its return as a result of its exposure to foreign currencies through direct holding of such currencies or holding of non-U.S. dollar denominated securities.
■	Eurozone Related Risk. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund's investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries.
■	Stock Market Risk. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time. Information publicly available about a company, whether from the company's financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company's shares in the market. Among other factors, equity securities may decline in value because of an increase in interest rates or changes in the stock market. Recent and potential future changes in industry and/or economic trends, as well as changes in monetary policy made by central banks and/or their governments, also can affect the level of interest rates and contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects (such as a decline in a company's stock price), which could negatively impact the Fund's performance.
■	Large-Cap Company Risk. The Fund may invest in large capitalization (or “large-cap”) companies. In addition, large cap companies may have fewer opportunities to expand the market for their products or services, may focus their competitive efforts on maintaining or expanding their market share, and may be less capable of responding quickly to competitive challenges. These factors could result in the share price of large companies not keeping pace with the overall stock market or growth in the general economy, and could have a negative effect on the Fund's portfolio, performance and Share price.
■	Mid-Cap Company Risk. The Fund may invest in mid-capitalization (or “mid-cap”) companies. Mid-cap companies often have narrower markets, limited managerial and financial resources, more volatile performance and greater risk of failure, compared to larger, more established companies. These factors could increase the volatility of the Fund's portfolio, performance and Share price.
■	Risk Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
■	Strategy Risk. Securities and investment strategies with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform or underperform other funds that employ a different style or strategy. The Fund may employ a combination of styles that impact its risk characteristics.
■	Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss of its assets.
■	Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance: Bar Chart and Table
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's A class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns for each class averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
The Fund's A class total return for the nine-month period from January 1, 2016 to September 30, 2016, was 5.67%.
Within the periods shown in the bar chart, the Fund's A class highest quarterly return was 10.04% (quarter ended September 30, 2009). Its lowest quarterly return was (8.60)% (quarter ended December 31, 2008).
Average Annual Total Return Table
In addition to Return Before Taxes, Return After Taxes is shown for the Fund's A class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for A class, and after-tax returns for B, C, F and IS classes will differ from those shown for A class. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
(For the Period Ended December 31, 2015)
	1 Year	5 Years	10 Years	Start of Performance[1]
A:
Return Before Taxes	(6.40)%	5.82%	4.16%	N/A
Return After Taxes on Distributions	(6.70)%	5.43%	3.82%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	(2.81)%	4.97%	3.75%	N/A
B:
Return Before Taxes	(7.01)%	5.91%	4.14%	N/A
C:
Return Before Taxes	(2.67)%	6.23%	3.98%	N/A
F:
Return Before Taxes	(2.94)%	6.82%	N/A	3.71%
IS:
Return Before Taxes	(0.64)%	7.29%	4.78%	N/A
S&P Municipal Bond Index[2] (reflects no deduction for fees, expenses or taxes)	3.32%	5.51%	4.66%	N/A
Dow Jones U.S. Select Dividend Index[3] (reflects no deduction for fees, expenses or taxes)	(1.64)%	12.78%	6.50%	N/A
Russell 1000® Value Index[4] (reflects no deduction for fees, expenses or taxes)	(3.83)%	11.27%	6.16%	N/A
S&P 500 Index[5]	1.38%	12.57%	7.31%	N/A
Morningstar Allocation Funds Average–30% to 50% Equity[6]	(2.32)%	4.30%	4.15%	N/A
1	The Fund's F class start of performance date was May 31, 2007. The Fund's IS class start of performance was December 29, 2010. For the period prior to the commencement of operations of the IS class, the performance information shown is for the Fund's A class. The performance of the A class has not been adjusted to reflect the expenses of the IS class, since the IS class had a lower expense ratio than the expense ratio of the A class. The performance of the A class has been adjusted to reflect the absence of sales charges and adjusted to remove any voluntary waiver of fund expenses related to the A class during the period prior to commencement of the IS class.
2	The S&P Municipal Bond Index (S&P Muni Index) is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the AMT.
3	The Dow Jones U.S. Select Dividend Index is dividend-weighted index intended to represent the 100 stocks in the Dow Jones U.S. Total Market Index that have the highest indicated annual dividend yield. During the reporting period, the Fund's Adviser elected to change one of the broad-based securities market indexes from the Dow Jones U.S. Select Dividend Index to the Russell 1000® Value Index because the Russell 1000® Value Index is more representative of the securities in which the Fund invests.

4	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe.
The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.	5
Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. During the reporting period, Morningstar changed the name of the peer group from Morningstar Conservative Allocation Funds Average to Morningstar Allocation Funds Average–30% to 50% Equity.	6
Fund Management
The Fund's Investment Adviser is Federated Equity Management Company of Pennsylvania. The Fund's Sub-Adviser is Federated Investment Management Company.
John L. Nichol, Senior Portfolio Manager, has been the Fund's portfolio manager since September 2003.
Linda Bakhshian, Portfolio Manager, has been the Fund's portfolio manager since November 2009.
R.J. Gallo, Senior Portfolio Manager, has been the Fund's portfolio manager since September 2003.
Ann Ferentino, Portfolio Manager, has been the Fund's portfolio manager since December 2013.
purchase and sale of fund shares
You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange is open. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate (“Financial Intermediary”) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.
A, B, C & F Classes
The minimum investment amount for the Fund's A class, B class, C class and F class is generally $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts are generally $250 and $100, respectively. There is no minimum initial or subsequent investment amount for employer-sponsored retirement plans. Certain types of accounts are eligible for lower minimum investments. The minimum investment for Systematic Investment Programs is $50.

IS Class
The minimum initial investment amount for the Fund's IS class is generally $1,000,000 and there is no minimum subsequent investment amount. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.
Tax Information
The Fund intends to distribute dividends exempt from federal regular income tax, although a portion of the Fund's dividends may not be tax-exempt. Dividends may be subject to state and local taxes. Any Fund distributions of capital gains are taxable at applicable capital gains rates.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Federated Muni and Stock Advantage Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-4577
CUSIP 31420C837
CUSIP 31420C829
CUSIP 31420C811
CUSIP 31420C720
CUSIP 31420C654
Q450373 (12/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.